Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	3Q'26 vs. 3Q'25		Sep 30, 2026	Sep 30, 2025	YTD'26 vs. YTD'25
EARNINGS
Net interest income	$4,809	$4,608	$4,635	$4,761	$4,720	$89	1.9%	$14,052	$13,705	$347	2.5%
Retailer share arrangements	(1,096)	(1,027)	(1,070)	(1,094)	(1,024)	(72)	7.0%	(3,193)	(2,911)	(282)	9.7%
Provision for credit losses	1,266	1,201	1,335	1,442	1,146	120	10.5%	3,802	3,783	19	0.5%
Net interest income, after retailer share arrangements and provision for credit losses	2,447	2,380	2,230	2,225	2,550	(103)	(4.0)%	7,057	7,011	46	0.7%
Other income	105	137	133	126	127	(22)	(17.3)%	375	394	(19)	(4.8)%
Other expense	1,371	1,331	1,316	1,399	1,248	123	9.9%	4,018	3,736	282	7.5%
Earnings before provision for income taxes	1,181	1,186	1,047	952	1,429	(248)	(17.4)%	3,414	3,669	(255)	(7.0)%
Provision for income taxes	289	301	242	201	352	(63)	(17.9)%	832	868	(36)	(4.1)%
Net earnings	$892	$885	$805	$751	$1,077	$(185)	(17.2)%	$2,582	$2,801	$(219)	(7.8)%
Net earnings available to common stockholders	$864	$864	$784	$730	$1,057	$(193)	(18.3)%	$2,512	$2,739	$(227)	(8.3)%

COMMON SHARE STATISTICS
Basic EPS	$2.71	$2.61	$2.29	$2.07	$2.89	$(0.18)	(6.2)%	$7.59	$7.29	$0.30	4.1%
Diluted EPS	$2.68	$2.59	$2.27	$2.04	$2.86	$(0.18)	(6.3)%	$7.52	$7.22	$0.30	4.2%

Dividend declared per share	$0.34	$0.30	$0.30	$0.30	$0.30	$0.04	13.3%	$0.94	$0.85	$0.09	10.6%
Common stock price	$70.97	$76.05	$68.02	$83.43	$71.05	$(0.08)	(0.1)%	$70.97	$71.05	$(0.08)	(0.1)%
Book value per share	$47.64	$46.67	$45.29	$44.74	$44.00	$3.64	8.3%	$47.64	$44.00	$3.64	8.3%
Tangible book value per share(1)(2)	$42.79	$42.01	$40.95	$40.52	$40.28	$2.51	6.2%	$42.79	$40.28	$2.51	6.2%

Beginning common shares outstanding	325.3	336.8	347.4	360.1	371.9	(46.6)	(12.5)%	347.4	388.3	(40.9)	(10.5)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.2	0.2	1.9	0.3	0.3	(0.1)	(33.3)%	2.3	2.5	(0.2)	(8.0)%
Shares repurchased	(14.1)	(11.7)	(12.5)	(13.0)	(12.1)	(2.0)	16.5%	(38.3)	(30.7)	(7.6)	24.8%
Ending common shares outstanding	311.4	325.3	336.8	347.4	360.1	(48.7)	(13.5)%	311.4	360.1	(48.7)	(13.5)%

Weighted average common shares outstanding	319.0	331.3	342.4	352.7	365.9	(46.9)	(12.8)%	330.8	375.7	(44.9)	(12.0)%
Weighted average common shares outstanding (fully diluted)	322.4	334.1	346.0	357.6	369.9	(47.5)	(12.8)%	334.1	379.4	(45.3)	(11.9)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Amounts prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	3Q'26 vs. 3Q'25		Sep 30, 2026	Sep 30, 2025	YTD'26 vs. YTD'25
PERFORMANCE METRICS
Return on assets(1)	2.9%	2.9%	2.7%	2.5%	3.6%		(0.7)%	2.9%	3.1%		(0.2)%
Return on equity(2)	21.0%	21.4%	19.5%	17.6%	25.1%		(4.1)%	20.6%	22.2%		(1.6)%
Return on tangible common equity(3)(4)	25.2%	25.2%	22.6%	20.3%	28.9%		(3.7)%	24.3%	25.7%		(1.4)%
Net interest margin(5)	15.50%	15.08%	15.50%	15.83%	15.62%		(0.12)%	15.36%	15.05%		0.31%
Efficiency ratio(6)	35.9%	35.8%	35.6%	36.9%	32.6%		3.3%	35.8%	33.4%		2.4%
Other expense as a % of average loan receivables, including held for sale	5.32%	5.30%	5.30%	5.50%	4.96%		0.36%	5.31%	4.99%		0.32%
Effective income tax rate	24.5%	25.4%	23.1%	21.1%	24.6%		(0.1)%	24.4%	23.7%		0.7%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	4.79%	5.43%	5.42%	5.37%	5.16%		(0.37)%	5.21%	5.74%		(0.53)%
30+ days past due as a % of period-end loan receivables(7)	4.34%	4.16%	4.54%	4.49%	4.39%		(0.05)%	4.34%	4.39%		(0.05)%
90+ days past due as a % of period-end loan receivables(7)	2.06%	2.01%	2.28%	2.17%	2.12%		(0.06)%	2.06%	2.12%		(0.06)%
Net charge-offs	$1,236	$1,364	$1,346	$1,367	$1,298	$(62)	(4.8)%	$3,946	$4,297	$(351)	(8.2)%
Loan receivables delinquent over 30 days(7)	$4,482	$4,249	$4,543	$4,660	$4,400	$82	1.9%	$4,482	$4,400	$82	1.9%
Loan receivables delinquent over 90 days(7)	$2,130	$2,050	$2,284	$2,248	$2,128	$2	0.1%	$2,130	$2,128	$2	0.1%
Allowance for credit losses (period-end)	$10,341	$10,312	$10,428	$10,442	$10,373	$(32)	(0.3)%	$10,341	$10,373	$(32)	(0.3)%
Allowance coverage ratio(8)	10.01%	10.09%	10.42%	10.06%	10.35%		(0.34)%	10.01%	10.35%		(0.34)%

BUSINESS METRICS
Purchase volume(9)	$49,707	$49,827	$42,984	$49,476	$46,005	$3,702	8.0%	$142,518	$132,809	$9,709	7.3%
Period-end loan receivables	$103,346	$102,208	$100,085	$103,808	$100,178	$3,168	3.2%	$103,346	$100,178	$3,168	3.2%
Credit cards	$95,526	$94,233	$92,764	$96,346	$92,550	$2,976	3.2%	$95,526	$92,550	$2,976	3.2%
Consumer installment loans	$5,109	$5,233	$5,357	$5,548	$5,584	$(475)	(8.5)%	$5,109	$5,584	$(475)	(8.5)%
Commercial credit products	$2,644	$2,681	$1,886	$1,833	$1,961	$683	34.8%	$2,644	$1,961	$683	34.8%
Other	$67	$61	$78	$81	$83	$(16)	(19.3)%	$67	$83	$(16)	(19.3)%
Average loan receivables, including held for sale	$102,278	$100,702	$100,693	$100,982	$99,885	$2,393	2.4%	$101,230	$100,043	$1,187	1.2%
Period-end active accounts (in thousands)(10)	68,011	68,410	67,828	70,693	68,585	(574)	(0.8)%	68,011	68,585	(574)	(0.8)%
Average active accounts (in thousands)(10)	68,279	68,341	68,815	69,304	68,318	(39)	(0.1)%	68,550	68,676	(126)	(0.2)%

LIQUIDITY
Liquid assets
Cash and equivalents	$15,901	$16,193	$20,559	$14,973	$16,245	$(344)	(2.1)%	$15,901	$16,245	$(344)	(2.1)%
Total liquid assets	$19,496	$19,786	$22,845	$16,562	$18,234	$1,262	6.9%	$19,496	$18,234	$1,262	6.9%
Undrawn credit facilities
Undrawn credit facilities	$2,125	$2,125	$2,125	$2,125	$2,125	$—	—%	$2,125	$2,125	$—	—%
Total liquid assets and undrawn credit facilities(11)	$21,621	$21,911	$24,970	$18,687	$20,359	$1,262	6.2%	$21,621	$20,359	$1,262	6.2%
Liquid assets % of total assets	15.92%	16.23%	18.80%	13.91%	15.59%		0.33%	15.92%	15.59%		0.33%
Liquid assets including undrawn credit facilities % of total assets	17.65%	17.97%	20.55%	15.69%	17.40%		0.25%	17.65%	17.40%		0.25%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Amounts prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.
(5) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(6) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(7) Based on customer statement-end balances extrapolated to the respective period-end date.
(8) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(9) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(11) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	3Q'26 vs. 3Q'25		Sep 30, 2026	Sep 30, 2025	YTD'26 vs. YTD'25
Interest income:
Interest and fees on loans	$5,591	$5,380	$5,413	$5,548	$5,510	$81	1.5%	$16,384	$16,150	$234	1.4%
Interest on cash and debt securities	197	203	190	186	221	(24)	(10.9)%	590	717	(127)	(17.7)%
Total interest income	5,788	5,583	5,603	5,734	5,731	57	1.0%	16,974	16,867	107	0.6%

Interest expense:
Interest on deposits	767	767	770	781	812	(45)	(5.5)%	2,304	2,549	(245)	(9.6)%
Interest on borrowings of consolidated securitization entities	106	111	106	104	105	1	1.0%	323	313	10	3.2%
Interest on senior unsecured notes	106	97	92	88	94	12	12.8%	295	300	(5)	(1.7)%

Total interest expense	979	975	968	973	1,011	(32)	(3.2)%	2,922	3,162	(240)	(7.6)%

Net interest income	4,809	4,608	4,635	4,761	4,720	89	1.9%	14,052	13,705	347	2.5%

Retailer share arrangements	(1,096)	(1,027)	(1,070)	(1,094)	(1,024)	(72)	7.0%	(3,193)	(2,911)	(282)	9.7%

Provision for credit losses	1,266	1,201	1,335	1,442	1,146	120	10.5%	3,802	3,783	19	0.5%
Net interest income, after retailer share arrangements and provision for credit losses	2,447	2,380	2,230	2,225	2,550	(103)	(4.0)%	7,057	7,011	46	0.7%

Other income:
Interchange revenue	302	300	264	289	272	30	11.0%	866	778	88	11.3%
Protection product revenue	168	161	161	156	149	19	12.8%	490	440	50	11.4%
Loyalty programs	(439)	(436)	(361)	(399)	(368)	(71)	19.3%	(1,236)	(1,039)	(197)	19.0%
Other	74	112	69	80	74	—	—%	255	215	40	18.6%
Total other income	105	137	133	126	127	(22)	(17.3)%	375	394	(19)	(4.8)%

Other expense:
Employee costs	507	516	515	575	503	4	0.8%	1,538	1,518	20	1.3%
Professional fees	234	220	209	243	240	(6)	(2.5)%	663	693	(30)	(4.3)%
Marketing and business development	137	137	114	148	120	17	14.2%	388	363	25	6.9%
Information processing	260	248	262	239	226	34	15.0%	770	660	110	16.7%
Other	233	210	216	194	159	74	46.5%	659	502	157	31.3%
Total other expense	1,371	1,331	1,316	1,399	1,248	123	9.9%	4,018	3,736	282	7.5%

Earnings before provision for income taxes	1,181	1,186	1,047	952	1,429	(248)	(17.4)%	3,414	3,669	(255)	(7.0)%
Provision for income taxes	289	301	242	201	352	(63)	(17.9)%	832	868	(36)	(4.1)%
Net earnings	$892	$885	$805	$751	$1,077	$(185)	(17.2)%	$2,582	$2,801	$(219)	(7.8)%

Net earnings available to common stockholders	$864	$864	$784	$730	$1,057	$(193)	(18.3)%	$2,512	$2,739	$(227)	(8.3)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Sep 30, 2026 vs. Sep 30, 2025
Assets
Cash and equivalents	$15,901	$16,193	$20,559	$14,973	$16,245	$(344)	(2.1)%
Debt securities	4,356	4,365	3,040	2,348	2,716	1,640	60.4%
Loan receivables:
Unsecuritized loans held for investment	81,448	80,367	78,423	81,408	79,207	2,241	2.8%
Restricted loans of consolidated securitization entities	21,898	21,841	21,662	22,400	20,971	927	4.4%
Total loan receivables	103,346	102,208	100,085	103,808	100,178	3,168	3.2%
Less: Allowance for credit losses	(10,341)	(10,312)	(10,428)	(10,442)	(10,373)	32	(0.3)%
Loan receivables, net	93,005	91,896	89,657	93,366	89,805	3,200	3.6%
Loan receivables held for sale	—	—	—	—	192	(192)	(100.0)%
Goodwill	1,363	1,363	1,363	1,363	1,274	89	7.0%
Intangible assets, net(1)	147	152	100	104	64	83	129.7%
Other assets(1)	7,697	7,961	6,782	6,941	6,688	1,009	15.1%

Total assets	$122,469	$121,930	$121,501	$119,095	$116,984	$5,485	4.7%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$82,513	$82,376	$82,478	$80,748	$79,513	$3,000	3.8%
Non-interest-bearing deposit accounts	438	430	416	396	373	65	17.4%
Total deposits	82,951	82,806	82,894	81,144	79,886	3,065	3.8%
Borrowings:
Borrowings of consolidated securitization entities	8,915	8,916	8,915	8,415	7,666	1,249	16.3%

Senior and subordinated unsecured notes	8,110	7,516	7,513	6,767	6,765	1,345	19.9%

Total borrowings	17,025	16,432	16,428	15,182	14,431	2,594	18.0%
Accrued expenses and other liabilities	5,943	5,795	5,702	6,003	5,602	341	6.1%

Total liabilities	105,919	105,033	105,024	102,329	99,919	6,000	6.0%
Equity:
Preferred stock	1,716	1,716	1,222	1,222	1,222	494	40.4%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,912	9,876	9,844	9,902	9,866	46	0.5%
Retained earnings	26,720	25,968	25,210	24,598	23,978	2,742	11.4%
Accumulated other comprehensive income (loss)	(98)	(71)	(56)	(48)	(46)	(52)	113.0%
Treasury stock	(21,701)	(20,593)	(19,744)	(18,909)	(17,956)	(3,745)	20.9%
Total equity	16,550	16,897	16,477	16,766	17,065	(515)	(3.0)%
Total liabilities and equity	$122,469	$121,930	$121,501	$119,095	$116,984	$5,485	4.7%

(1) Beginning at June 30, 2026, internal-use capitalized software, net of accumulated amortization, is presented as a component of Other assets on our Consolidated Statement of Financial Position. Reclassifications of prior period amounts previously classified as Intangible assets have been made to conform with the current presentation. Prior period amounts subject to reclassification were $1.1 billion, $1.2 billion, and $845 million, net of accumulated amortization, at March 31, 2026, December 31, 2025, and September 30, 2025, respectively.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2026			Jun 30, 2026			Mar 31, 2026			Dec 31, 2025			Sep 30, 2025
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$16,423	$154	3.72%	$18,067	$167	3.71%	$17,992	$163	3.67%	$15,679	$158	4.00%	$17,131	$187	4.33%
Securities available for sale	4,381	43	3.89%	3,775	36	3.83%	2,595	27	4.22%	2,635	28	4.22%	2,872	34	4.70%

Loan receivables, including held for sale:
Credit cards	94,337	5,305	22.31%	92,690	5,092	22.03%	93,290	5,152	22.40%	93,389	5,297	22.50%	92,176	5,255	22.62%
Consumer installment loans	5,178	178	13.64%	5,288	187	14.18%	5,465	188	13.95%	5,548	198	14.16%	5,618	208	14.69%
Commercial credit products	2,697	107	15.74%	2,646	100	15.16%	1,857	72	15.72%	1,962	52	10.52%	2,006	46	9.10%
Other	66	1	6.01%	78	1	5.14%	81	1	5.01%	83	1	4.78%	85	1	4.67%
Total loan receivables, including held for sale	102,278	5,591	21.69%	100,702	5,380	21.43%	100,693	5,413	21.80%	100,982	5,548	21.80%	99,885	5,510	21.89%
Total interest-earning assets	123,082	5,788	18.66%	122,544	5,583	18.27%	121,280	5,603	18.74%	119,296	5,734	19.07%	119,888	5,731	18.97%

Non-interest-earning assets:
Cash and due from banks	934			945			976			864			892
Allowance for credit losses	(10,315)			(10,428)			(10,431)			(10,391)			(10,536)
Other assets	8,245			8,209			8,223			8,131			7,913
Total non-interest-earning assets	(1,136)			(1,274)			(1,232)			(1,396)			(1,731)

Total assets	$121,946			$121,270			$120,048			$117,900			$118,157

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,409	$767	3.69%	$82,279	$767	3.74%	$81,704	$770	3.82%	$80,117	$781	3.87%	$80,442	$812	4.00%
Borrowings of consolidated securitization entities	8,611	106	4.88%	8,915	111	4.99%	8,482	106	5.07%	8,032	104	5.14%	7,768	105	5.36%

Senior and subordinated unsecured notes	7,937	106	5.30%	7,514	97	5.18%	7,056	92	5.29%	6,765	88	5.16%	7,209	94	5.17%

Total interest-bearing liabilities	98,957	979	3.93%	98,708	975	3.96%	97,242	968	4.04%	94,914	973	4.07%	95,419	1,011	4.20%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	437			419			414			382			410
Other liabilities	5,735			5,540			5,621			5,667			5,287
Total non-interest-bearing liabilities	6,172			5,959			6,035			6,049			5,697

Total liabilities	105,129			104,667			103,277			100,963			101,116

Equity
Total equity	16,817			16,603			16,771			16,937			17,041

Total liabilities and equity	$121,946			$121,270			$120,048			$117,900			$118,157
Net interest income		$4,809			$4,608			$4,635			$4,761			$4,720

Interest rate spread(2)			14.73%			14.31%			14.70%			15.00%			14.76%
Net interest margin(3)			15.50%			15.08%			15.50%			15.83%			15.62%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2026			Nine Months Ended Sep 30, 2025
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$17,489	$484	3.70%	$18,785	$618	4.40%
Securities available for sale	3,590	106	3.95%	2,958	99	4.47%

Loan receivables, including held for sale:
Credit cards	93,443	15,549	22.25%	92,287	15,386	22.29%
Consumer installment loans	5,309	553	13.93%	5,714	626	14.65%
Commercial credit products	2,403	279	15.52%	1,944	134	9.22%
Other	75	3	5.35%	98	4	5.46%
Total loan receivables, including held for sale	101,230	16,384	21.64%	100,043	16,150	21.58%
Total interest-earning assets	122,309	16,974	18.55%	121,786	16,867	18.52%

Non-interest-earning assets:
Cash and due from banks	951			876
Allowance for credit losses	(10,391)			(10,755)
Other assets	8,226			7,782
Total non-interest-earning assets	(1,214)			(2,097)

Total assets	$121,095			$119,689

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,133	$2,304	3.75%	$81,601	$2,549	4.18%
Borrowings of consolidated securitization entities	8,670	323	4.98%	7,960	313	5.26%

Senior and subordinated unsecured notes	7,506	295	5.25%	7,774	300	5.16%

Total interest-bearing liabilities	98,309	2,922	3.97%	97,335	3,162	4.34%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	424			413
Other liabilities	5,632			5,109
Total non-interest-bearing liabilities	6,056			5,522

Total liabilities	104,365			102,857

Equity
Total equity	16,730			16,832

Total liabilities and equity	$121,095			$119,689
Net interest income		$14,052			$13,705

Interest rate spread(2)			14.58%			14.17%
Net interest margin(3)			15.36%			15.05%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Sep 30, 2026 vs. Sep 30, 2025
BALANCE SHEET STATISTICS
Total common equity	$14,834	$15,181	$15,255	$15,544	$15,843	$(1,009)	(6.4)%
Total common equity as a % of total assets	12.11%	12.45%	12.56%	13.05%	13.54%		(1.43)%

Tangible assets(1)	$120,959	$120,415	$120,038	$117,628	$115,646	$5,313	4.6%
Tangible common equity(1)(2)	$13,324	$13,666	$13,792	$14,077	$14,505	$(1,181)	(8.1)%
Tangible common equity as a % of tangible assets(1)(2)	11.02%	11.35%	11.49%	11.97%	12.54%		(1.52)%
Tangible book value per share(1)(3)	$42.79	$42.01	$40.95	$40.52	$40.28	$2.51	6.2%

REGULATORY CAPITAL RATIOS(1)(4)
	Basel III
Total risk-based capital ratio(5)	16.5%	16.9%	16.9%	16.7%	17.6%
Tier 1 risk-based capital ratio(6)	14.5%	14.9%	14.8%	14.6%	15.5%

Tier 1 leverage ratio(7)	12.7%	13.0%	12.8%	13.3%	13.6%
Common equity Tier 1 capital ratio	12.9%	13.2%	13.6%	13.5%	14.3%

(1) Amounts and ratios prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.
(2) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Regulatory capital ratios at September 30, 2026 are preliminary and therefore subject to change.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, unrounded, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	3Q'26 vs. 3Q'25		Sep 30, 2026	Sep 30, 2025	YTD'26 vs. YTD'25
HOME & AUTO
Purchase volume(1)	$12,065	$12,120	$9,443	$10,381	$11,061	$1,004	9.1%	$33,628	$31,966	$1,662	5.2%
Period-end loan receivables	$30,889	$30,351	$29,136	$30,106	$30,295	$594	2.0%	$30,889	$30,295	$594	2.0%
Average loan receivables, including held for sale	$30,507	$29,868	$29,367	$30,055	$30,260	$247	0.8%	$29,918	$30,400	$(482)	(1.6)%
Average active accounts (in thousands)(2)	17,345	17,383	16,847	17,370	17,749	(404)	(2.3)%	17,201	17,831	(630)	(3.5)%

Interest and fees on loans	$1,454	$1,394	$1,379	$1,444	$1,443	$11	0.8%	$4,227	$4,240	$(13)	(0.3)%
Other income	$67	$63	$55	$52	$54	$13	24.1%	$185	$162	$23	14.2%

DIGITAL
Purchase volume(1)	$14,716	$14,897	$13,499	$16,206	$14,044	$672	4.8%	$43,112	$40,170	$2,942	7.3%
Period-end loan receivables	$29,062	$29,011	$28,733	$30,057	$28,179	$883	3.1%	$29,062	$28,179	$883	3.1%
Average loan receivables, including held for sale	$28,827	$28,538	$29,024	$28,676	$27,880	$947	3.4%	$28,796	$27,888	$908	3.3%
Average active accounts (in thousands)(2)	20,354	20,662	21,268	21,352	20,680	(326)	(1.6)%	20,774	20,627	147	0.7%

Interest and fees on loans	$1,654	$1,604	$1,632	$1,663	$1,631	$23	1.4%	$4,890	$4,751	$139	2.9%
Other income	$(3)	$(5)	$9	$(6)	$(2)	$(1)	50.0%	$1	$7	$(6)	(85.7)%

DIVERSIFIED & VALUE
Purchase volume(1)	$17,394	$17,200	$14,926	$17,462	$15,417	$1,977	12.8%	$49,520	$44,542	$4,978	11.2%
Period-end loan receivables	$21,150	$20,770	$20,269	$21,236	$19,500	$1,650	8.5%	$21,150	$19,500	$1,650	8.5%
Average loan receivables, including held for sale	$20,831	$20,348	$20,229	$19,978	$19,440	$1,391	7.2%	$20,472	$19,482	$990	5.1%
Average active accounts (in thousands)(2)	20,387	20,160	20,416	20,170	19,470	917	4.7%	20,358	19,735	623	3.2%

Interest and fees on loans	$1,238	$1,177	$1,195	$1,200	$1,192	$46	3.9%	$3,610	$3,529	$81	2.3%
Other income	$(58)	$(51)	$(18)	$(13)	$(3)	$(55)	NM	$(127)	$(6)	$(121)	NM

HEALTH & WELLNESS
Purchase volume(1)	$4,082	$4,092	$3,871	$3,897	$3,976	$106	2.7%	$12,045	$11,757	$288	2.4%
Period-end loan receivables	$15,563	$15,390	$15,309	$15,545	$15,447	$116	0.8%	$15,563	$15,447	$116	0.8%
Average loan receivables, including held for sale	$15,439	$15,296	$15,373	$15,499	$15,347	$92	0.6%	$15,370	$15,281	$89	0.6%
Average active accounts (in thousands)(2)	7,593	7,580	7,680	7,770	7,730	(137)	(1.8)%	7,624	7,743	(119)	(1.5)%

Interest and fees on loans	$982	$948	$948	$979	$967	$15	1.6%	$2,878	$2,804	$74	2.6%
Other income	$85	$82	$80	$79	$73	$12	16.4%	$247	$214	$33	15.4%

LIFESTYLE
Purchase volume(1)	$1,450	$1,518	$1,245	$1,522	$1,371	$79	5.8%	$4,213	$3,971	$242	6.1%
Period-end loan receivables	$6,601	$6,613	$6,548	$6,771	$6,644	$(43)	(0.6)%	$6,601	$6,644	$(43)	(0.6)%
Average loan receivables, including held for sale	$6,595	$6,561	$6,607	$6,657	$6,652	$(57)	(0.9)%	$6,588	$6,671	$(83)	(1.2)%
Average active accounts (in thousands)(2)	2,585	2,539	2,584	2,589	2,543	42	1.7%	2,576	2,583	(7)	(0.3)%

Interest and fees on loans	$264	$256	$258	$265	$264	$—	—%	$778	$786	$(8)	(1.0)%
Other income	$13	$12	$11	$11	$11	$2	18.2%	$36	$30	$6	20.0%

CORP, OTHER(3)
Purchase volume(1)	$—	$—	$—	$8	$136	$(136)	(100.0)%	$—	$403	$(403)	(100.0)%
Period-end loan receivables	$81	$73	$90	$93	$113	$(32)	(28.3)%	$81	$113	$(32)	(28.3)%
Average loan receivables, including held for sale	$79	$91	$93	$117	$306	$(227)	(74.2)%	$86	$321	$(235)	(73.2)%
Average active accounts (in thousands)(2)	15	17	20	53	146	(131)	(89.7)%	17	157	(140)	(89.2)%

Interest and fees on loans	$(1)	$1	$1	$(3)	$13	$(14)	(107.7)%	$1	$40	$(39)	(97.5)%
Other income	$1	$36	$(4)	$3	$(6)	$7	(116.7)%	$33	$(13)	$46	NM

TOTAL SYF(3)
Purchase volume(1)	$49,707	$49,827	$42,984	$49,476	$46,005	$3,702	8.0%	$142,518	$132,809	$9,709	7.3%
Period-end loan receivables	$103,346	$102,208	$100,085	$103,808	$100,178	$3,168	3.2%	$103,346	$100,178	$3,168	3.2%
Average loan receivables, including held for sale	$102,278	$100,702	$100,693	$100,982	$99,885	$2,393	2.4%	$101,230	$100,043	$1,187	1.2%
Average active accounts (in thousands)(2)	68,279	68,341	68,815	69,304	68,318	(39)	(0.1)%	68,550	68,676	(126)	(0.2)%

Interest and fees on loans	$5,591	$5,380	$5,413	$5,548	$5,510	$81	1.5%	$16,384	$16,150	$234	1.4%
Other income	$105	$137	$133	$126	$127	$(22)	(17.3)%	$375	$394	$(19)	(4.8)%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(3) Includes activity and balances (except for Period-end loan receivables) associated with a loan portfolio which was sold in 4Q 2025.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2026	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$16,550	$16,897	$16,477	$16,766	$17,065
Less: Preferred stock	(1,716)	(1,716)	(1,222)	(1,222)	(1,222)
Less: Goodwill	(1,363)	(1,363)	(1,363)	(1,363)	(1,274)
Less: Intangible assets, net	(147)	(152)	(100)	(104)	(64)
Tangible common equity	$13,324	$13,666	$13,792	$14,077	$14,505
Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	260	234	223	213	207
Common equity Tier 1	$13,584	$13,900	$14,015	$14,290	$14,712
Preferred stock	1,716	1,716	1,222	1,222	1,222
Tier 1 capital	$15,300	$15,616	$15,237	$15,512	$15,934
Add: Subordinated debt	743	743	742	742	742
Add: Allowance for credit losses includible in risk-based capital	1,433	1,423	1,401	1,437	1,396
Total Risk-based capital	$17,476	$17,782	$17,380	$17,691	$18,072

ASSET MEASURES(2)
Total average assets	$121,946	$121,270	$120,048	$117,900	$118,157
Adjustments for:
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,256)	(1,275)	(1,238)	(1,242)	(1,115)

Total assets for leverage purposes	$120,690	$119,995	$118,810	$116,658	$117,042

Risk-weighted assets	$105,704	$104,969	$102,995	$105,934	$102,630

TIER 1 CAPITAL + RESERVES RATIO(2)
Tier 1 capital	$15,300	$15,616	$15,237	$15,512	$15,934
Add: Allowance for credit losses	10,341	10,312	10,428	10,442	10,373
Tier 1 capital + Reserves for credit losses	$25,641	$25,928	$25,665	$25,954	$26,307

TANGIBLE BOOK VALUE PER SHARE(2)
Book value per share	$47.64	$46.67	$45.29	$44.74	$44.00
Less: Goodwill	(4.38)	(4.19)	(4.04)	(3.92)	(3.55)
Less: Intangible assets, net	(0.47)	(0.47)	(0.30)	(0.30)	(0.17)
Tangible book value per share	$42.79	$42.01	$40.95	$40.52	$40.28

(1) Regulatory measures at September 30, 2026 are preliminary and therefore subject to change.
(2) Amounts prior to June 30, 2026 have been recast to reflect the change in presentation of internal-use capitalized software on our Statements of Financial Position. See Statements of Financial Position for additional information.